                              THE GALAXY VIP FUND
                      SUPPLEMENT DATED JANUARY 31, 1999 TO
                        PROSPECTUS DATED APRIL 30, 1998

SMALL COMPANY GROWTH FUND

The fifth paragraph on the cover page (page 1) of the Prospectus is amended and restated in its entirely to read as follows:

    "The investment objective of the SMALL COMPANY GROWTH FUND is to seek capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with market capitalizations of $1.5 billion or less that the Fund's investment adviser believes have the potential for significant capital appreciation. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies with market capitalizations of $1.5 billion or less."

The second sentence of the first paragraph under the heading "Investment Objectives and Policies -- Investment Objective and Policies of the Small Company Growth Fund" on page 10 of the Prospectus is amended and restated in its entirety to read as follows:

    "The Fund attempts to achieve this objective by investing primarily in the securities of companies with market capitalizations of $1.5 billion or less ("Small Capitalization Securities") which Fleet believes have the potential for significant capital appreciation."

The second sentence of the second paragraph under the heading "Investment Objectives and Policies -- Investment Objective of the Small Company Growth Fund" on pages 10-11 of the Prospectus is amended and restated in its entirety to read as follows:

    "Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with market capitalizations of $1.5 billion or less."

HIGH QUALITY BOND FUND

The eighth paragraph on the cover page (page 1) of the Prospectus is amended and restated in its entirety to read as follows:

    "The investment objective of the HIGH QUALITY BOND FUND is to seek a high level of current income consistent with prudent risk of capital. The Fund will invest substantially all of its assets in debt obligations that are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization (a "Rating Agency"), such as Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and other "money market" instruments, provided, however, that under normal market and economic conditions, the Fund will invest at least 65% of its total assets in high quality debt obligations rated at the time of purchase within the two highest rating categories assigned by S&P or Moody's (or which, if unrated, are of comparable quality)."

The second paragraph under the heading "Investment Objectives and Policies -- Investment Objective and Policies of the High Quality Bond Fund" on page 13 of the Prospectus is amended and restated in its entirety to read as follows:

    "The Fund will invest substantially all of its assets in debt obligations that are rated, at the time of purchase, within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") (or, if unrated, are determined by Fleet to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and money market" instruments such as those listed below under "Types of Obligations and Other Investment Information -- Money Market Instruments." See "Investment Objective and Policies of the Equity Fund" above for a description of the risks of investing in debt obligations rated in the lowest of the four highest rating categories. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in high quality debt obligations that are rated at the time of purchase within the two highest rating categories assigned by S&P or Moody's (or which, if unrated, are determined by Fleet to be of comparable quality). Unrated securities will be determined to be of comparable quality to high quality debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated AA/Aa or better. When, in Fleet's opinion, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information of a description of S&P's and Moody's rating categories."